VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA X

File No. 811-21776, CIK: 0001114807

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA X, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, Fidelity Variable Insurance Products Fund, Nationwide Variable Insurance Trust, Vanguard Variable Insurance Fund, Wanger Advisors Trust, Franklin Templeton Variable Insurance Products Trust and AllianceBernstein Variable Products Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule

30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the Commission via EDGAR:

•	On 3/1/10, Transamerica Series Trust filed its annual report with the Commission via Edgar (CIK: 0000778207);

•	On 2/26/10, Fidelity Variable Insurance Products Fund filed its annual with the Commission via Edgar (CIK: 0000356494, 0000831016, 0000927384).

•	On 3/5/10, Nationwide Variable Annuity Trust filed its annual report with the Commission via Edgar (CIK: 0000353905).

•	On 3/1/10, Vanguard Variable Insurance Fund filed its annual report with the Commission via Edgar (CIK: 0000857490).

•	On 3/2/10, Wanger Advisors Trust filed its annual report with the Commission via Edgar (CIK: 0000929521).

•	On 3/1/10, Franklin Templeton Variable Insurance Products Trust filed its annual report with the Commission via Edgar (CIK: 0000837274).

•	On 2/22/10, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via Edgar (CIK: 0000825316).

Securities and Exchange Commission

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company